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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   September 14, 2005
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                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                  0-23494                             35-1778566
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          (Commission File Number)        (IRS Employer Identification No.)


  501 Airtech Parkway, Plainfield, Indiana               46168
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  (Address of Principal Executive Offices)             (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 14, 2005 Brightpoint North America, L.P., a Delaware limited partnership ("Brightpoint NA"), and Wireless Fulfillment Services LLC, a California limited liability company (together with Brightpoint N.A., the "Borrowers"), both subsidiaries of Brightpoint, Inc., entered into Amendment No. 2 and Limited Waiver (the "Second Amendment") to the Amended and Restated Credit Agreement dated as of March 18, 2004 among Borrowers, a syndicate of lenders led by General Electric Capital Corporation ("GECC") and the other credit parties thereto (the "Revolver"). The Second Amendment modifies the Revolver by, among other things, increasing the liquidity available under the Revolver by increasing availability ("Supplemental Advance") by up to $25 million based upon the levels of EBITDA of the Borrowers and their subsidiaries then in effect for the most recent 12-month period for which financial statements have been provided to GECC. The Second Amendment provides for a tiered reduction in the Supplemental Advance if the EBITDA level is less than $25 million and the Supplemental Advance amount would be zero if the EBITDA level is less than $20 million. The Second Amendment also increased the Borrowers' Letter of Credit sublimit from $25 million to $35 million, allows the Borrowers to guarantee certain indebtedness of up to $20 million on behalf of Brightpoint, Inc. and provided for a pledge to the lenders of shares of certain foreign subsidiaries of Brightpoint, Inc. as additional security. The Second Amendment also provides the Borrowers with a limited waiver from an event of default resulting from a negative covenant on guaranteed indebtedness under the Revolver relating to a previously issued Letter of Credit issued under the Revolver.

The Second Amendment also extended the maturity date of the Revolver until September 14, 2008.

A copy of the Second Amendment is filed herewith as Exhibit 10.1, and is incorporated herein by reference.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The information set forth under "Item 1.01. Entry into a Material Definitive Agreement" with respect to the Second Amendment is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

            10.1. Amendment No. 2 and Limited Waiver to Amended and Restated Credit Agreement dated as of September 14, 2005 among Brightpoint North America L.P., a Delaware limited partnership, and Wireless Fulfillment Services LLC, a California limited liability company, General Electric Capital Corporation, a Delaware corporation, for itself, as Lender, and as Agent for Lenders, and the other Lenders and the other Credit Parties signatory to the Amended and Restated Credit Agreement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By:   /s/ Steven E. Fivel
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                                           Steven E. Fivel
                                           Executive Vice President, General
                                           Counsel and Secretary

Date:  September 15, 2005




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